SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 30, 2004
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                             WARRANTECH CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                      0-13084                     13-3178732
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 (State or Other Jurisdiction    (Commission File Number)         (IRS Employer
       of Incorporation)                                     Identification No.)

  2200 Highway 121, Suite 100, Bedford, Texas                              76021
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    (Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: 800-544-9510
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ITEM 5. OTHER EVENTS.

      On June 30, 2004, Warrantech Corporation (the "Company") issued a press release announcing the Company has filed for an extension of the period in which it is required to file its Annual Report on Form 10-K for the fiscal year ending March 31, 2004. The reason for the delay in the filing is that it will not able to complete its financial statements until the receipt of requested guidance from the Staff of the Office of Chief Accountant of the Securities and Exchange Commission concerning the applicability of an accounting pronouncement which pertains to service contracts sold after June 15, 2003.

A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be `filed," with the SEC. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 7. FINANCIAL EXHIBITS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits

            99.1 Press Release of Warrantech Corporation dated June 30, 2004.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WARRANTECH CORPORATION
                                        ----------------------
                                            (Registrant)


Date:  June 30, 2004                    By:  /s/ Richard F. Gavino
                                             ---------------------
                                             Richard F. Gavino
                                             Executive Vice President and
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT #                          DESCRIPTION                          PAGE #
---------                          -----------                          ------
  99.1     Press Release of Warrantech Corporation dated June 30, 2004    4


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